UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2025

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place, Austin, Minnesota	55912-3680
(Address of principal executive offices)	(Zip Code)

(507) 437-5611
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

Hormel Foods Corporation (the Company) conducted its annual stockholders meeting on January 28, 2025.

At the annual meeting, 502,310,617 shares were represented (91.5 percent of the 549,012,922 shares outstanding and entitled to vote). Three items were considered at the meeting and the results of the voting were as follows:

1.Election of Directors: The nominees in the proxy statement were: Gary C. Bhojwani, Stephen M. Lacy, Elsa A. Murano, Ph.D., William A. Newlands, Christopher J. Policinski, Debbra L. Schoneman, Sally J. Smith, James P. Snee, Steven A. White, and Michael P. Zechmeister. The results were as follows:

DIRECTOR:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Gary C. Bhojwani	454,187,556	11,523,902	831,479	35,767,680
Stephen M. Lacy	437,725,566	28,194,231	623,140	35,767,680
Elsa A. Murano, Ph.D.	454,995,415	10,617,581	929,941	35,767,680
William A. Newlands	458,061,884	7,832,467	648,586	35,767,680
Christopher J. Policinski	455,581,657	10,293,759	667,521	35,767,680
Debbra L. Schoneman	460,830,449	5,052,858	659,630	35,767,680
Sally J. Smith	455,770,249	10,156,733	615,955	35,767,680
James P. Snee	453,908,746	11,085,134	1,549,057	35,767,680
Steven A. White	457,272,494	8,656,885	613,558	35,767,680
Michael P. Zechmeister	460,124,383	5,717,241	701,313	35,767,680

2.    Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 26, 2025:

For	489,497,156
Against	12,343,421
Abstain	470,040

3.    Advisory vote to approve the Company’s Named Executive Officer compensation as disclosed in the Company’s 2025 annual meeting proxy statement (as filed with the Securities and Exchange Commission on December 18, 2024):

For	448,945,353
Against	15,995,593
Abstain	1,601,991
Broker Non-Vote	35,767,680

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: January 31, 2025	By	/s/ JAMES P. SNEE
JAMES P. SNEE
Chairman of the Board, President and
Chief Executive Officer

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